26 April 2022 First Quarter 2022 Earnings Call Presentation

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements in this report relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s Form 10-K for the year ended December 31, 2021 and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”) which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.WesBanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, the effects of changing regional and national economic conditions including the effects of the COVID-19 pandemic; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the Consumer Financial Protection Bureau, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; cyber-security breaches; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to update forward-looking statements. In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), WesBanco's management uses, and this presentation contains or references, certain non-GAAP financial measures, such as pre-tax pre-provision income, tangible common equity/tangible assets; net income excluding after-tax restructuring and merger-related expenses; efficiency ratio; return on average assets; and return on average tangible equity. WesBanco believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although WesBanco believes that these non-GAAP financial measures enhance investors' understanding of WesBanco's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the Quarterly Reports on Forms 10-Q for WesBanco and its subsidiaries, as well as other filings that the company has made with the SEC.

Q1 2022 Financial and Operational Highlights Note: financial and operational highlights during the quarter ended March 31, 2022 (1) Non-GAAP measure – please see reconciliation in appendix Solid pre-tax, pre-provision income and net income (excluding restructuring & merger-related expenses) Sequential quarter total loan growth (excluding Small Business Administration Payroll Protection Program (“SBA PPP”) loans) Successful opening of loan production offices in Nashville and Indianapolis Strong deposit growth, excluding certificates of deposit, driven by growth in demand deposits and savings accounts Key credit quality metrics remained at low levels and favorable to peer bank averages WesBanco remains well-capitalized with solid liquidity and a strong balance sheet Successful Tier 2 capital raise of $150 million of ten-year fixed-to-floating rate subordinated debt Continued to return capital to shareholders through the repurchase of ~1.7 million shares of WesBanco common stock during the quarter Pre-Tax, Pre-Provision Income(1) $52.1 million Net Income Available to Common Shareholders and Diluted EPS(1) $42.9 million; $0.70/diluted share Total Loan Growth QoQ (annualized) 3.6% Deposit Growth YoY (x-CDs) +7.3% YoY Non-Performing Assets to Total Assets 0.22% YTD Annualized Net Loan Charge-offs to Average Loans 0.00%

Note: PTPP = pre-tax, pre-provision Non-GAAP measure – please see reconciliation in appendix Excludes restructuring and merger-related expenses Q1 2022 Key Metrics

Q1 2022 Total Portfolio Loans ($MM)


$10,703
($747)
($1,627)
$1,332
$72
$9,733
Comm'l Avg Payoff Yield 3.76%
Comm'l Avg New Yield 3.27%
Total Loan Growth = (9.1%)
03/31/21
SBA PPP
Comm'l Payoffs
Comm'l New Originations
All Other Net Advances / (Paydowns)
03/31/22


$9,733
($86)
($342)
$392
$36
$9,733
Comm'l Avg Payoff Yield 3.74%
Comm'l Avg New Yield 3.33%
Total Loan Growth = (0.0%) (non-annualized)
12/31/21
SBA PPP
Comm'l Payoffs
Comm'l New Originations
All Other Net Advances / (Paydowns)
03/31/22

- Total loan growth (excluding SBA PPP) was 0.9% sequentially, or 3.6% annualized
- Sequential quarter total commercial loan growth of 2.9% (annualized) driven by both commercial real estate and C&I (excluding SBA PPP)
- Residential mortgage growth of 7.5% year-over-year and 10.6% quarter-over-quarter (annualized) reflect retention of 75% of Q1 2022 originations of $271 million on the balance sheet
- Q1 2022 commercial real estate payoffs were $136 million, as compared to a more historical average of ~$85 million per quarter
- ~1,085 SBA PPP loans remaining total ~$77 million (as of 3/31/2022)
  - During Q1 2022, ~867 customers received forgiveness of SBA PPP loans totaling $86 million (net of deferred fees)

Note: commercial loan average payoff and new yields exclude loans funded through the Small Business Administration's Paycheck Protection Program ("SBA PPP"), as established by the CARES Act

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Q1 2022 Net Interest Margin (NIM) NIM negatively impacted by the lower interest rate environment, and a shift to a higher level of securities as a percentage of total assets As a result of higher cash balances from our customers’ higher personal savings, investment securities as of 3/31/2022 represented ~24% of total assets Reflecting the continued low interest rate environment, focused on controlling our various funding costs Reduced deposit funding costs 8bp year-over-year to 12bp for Q1 2022, or just 8bp when including non-interest bearing deposits When including continued reductions in FHLB and other borrowings, the costs of total interest-bearing liabilities decreased 18bp year-over-year to 19bp FHLB borrowings reduced to $0.1 billion, with approximately 55% maturing during 2022 Note: commercial loan portfolio index mix excludes SBA PPP loans

Q1 2022 Non-Interest Income Trust fees and net securities brokerage revenue increased primarily from net organic growth Service charges on deposits and electronic banking fees were higher due to increased general consumer spending Bank-owned life insurance reflects higher death benefits of $1.9 million during Q1 2022 and the impact of new policies purchased during the third quarter of 2021 Mortgage banking income decreased due to holding more residential mortgages on the balance sheet and lower originations Q1 2022 mortgage originations totaled $271 million, with the amount retained increasing to ~75% Other income decreased due to lower loan swap-related income and associated fair value adjustments Note: OREO = other real estate owned

Q1 2022 Non-Interest Expense Salaries and wages year-over-year increased due to lower deferred loan origination costs and the impact of normal merit increases and the hourly wage increase implemented last year Salaries and wages were down sequentially due to the lower day count during Q1 2022 Employee benefits expense decreased due to market fluctuations on the deferred compensation plan, as well as lower pension and health insurance expense Equipment and software increased due primarily to the movement of online banking costs from other operating expenses Other operating expenses decreased due to the move of online banking costs, as well as a reduction in ACH and ATM processing charges related to a change in providers, in conjunction with our core banking software system conversion

Non-Performing Assets as % of Total Assets Net Charge-Offs as % of Average Loans (Annualized) Allowance for Credit Losses as % of Total Loans Criticized & Classified Loans as % of Total Loans Favorable asset quality measures compared to all U.S. banks with total assets from $10B to $25B Strong Legacy of Credit Quality Note: financial data as of quarter ending for dates specified; Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; peer bank group includes all U.S. banks with total assets of $10B to $25B; peer data from S&P Global Market Intelligence (as of 4/20/2022) and represent simple averages Note: total loans includes SBA PPP loans

The decrease in the allowance was primarily driven by improvements in the macroeconomic forecasts utilized These improvements resulted in a negative provision for credit losses of $3.4 million Allowance coverage ratio of 1.21%, or, excluding SBA PPP loans, 1.22% Excludes fair market value adjustments on previously acquired loans representing 0.24% of total portfolio loans Q1 2022 Current Expected Credit Loss (CECL) Note: ACL at 3/31/2022 excludes off-balance sheet credit exposures of $8.1 million

Strong Capital Position

- Strong regulatory capital ratios significantly above both regulatory requirements and well-capitalized levels, with tangible equity levels above peers
  - Ratios reflect issuance through a public offering, $150 million of fixed-to-floating subordinated debt, which qualifies as Tier 2 capital
- Purchased ~1.7 million shares of WesBanco common stock on the open market during Q1 2022, and ~2.9 million shares remained for repurchase (as of 3/31/2022) (1)

Tier 1 Risk-Based Capital Ratio


10.43%
13.21%
11.12%
11.94%
12.68%
12.82%
13.06%
13.76%
13.35%
13.16%
14.12%
15.09%
12.89%
14.72%
14.05%
13.25%
Well-Capitalized 8.0%
Required 6.0%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Tangible Equity to Tangible Assets (1)


5.94%
7.90%
5.88%
6.33%
6.73%
6.84%
7.35%
7.88%
7.95%
8.20%
8.79%
9.28%
10.02%
10.52%
9.84%
8.83%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Note: financial data as of quarter ending 12/31; current year data as of 3/31/2022; CECL accounting standard adopted January 1, 2020 by WSBC

(1) Under the existing share repurchase authorization that was approved on February 24, 2022 by WesBanco's Board of Directors

(2) Non-GAAP measure – please see reconciliation in appendix

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Appendix

Reconciliation: Pre-Tax, Pre-Provision Income (PTPP) and Ratios

Reconciliation: Net Income, EPS (Diluted), Tangible Book Value per Share

Reconciliation: Efficiency Ratio Note: “efficiency ratio” is non-interest expense excluding restructuring and merger-related expense divided by total income; FTE represents fully taxable equivalent

Reconciliation: Return on Average Assets and Tangible Equity to Tangible Assets (1) three-, six-, and nine-month (as applicable) figures are annualized Note: Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015; Fidelity Bancorp merger closed November 2012; AmTrust 5 branch acquisition closed March 2009; Oak Hill Financial closed November 2007

Reconciliation: Return on Average Tangible Equity (1) three-, six-, and nine-month (as applicable) figures are annualized